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                                                 as of April 11, 2005


UNIVERSAL AUTOMOTIVE, INC.
UNIVERSAL AUTOMOTIVE OF VIRGINIA, INC.
UNIVERSAL BRAKE PARTS, INC.
THE AUTOMOTIVE COMMODITY CONNECTION, INC.
c/o Universal Automotive Industries, Inc.
11859 South Central Avenue
Alsip, Illinois 60803

                     Re: Forbearance and Amendment Agreement

Ladies and Gentlemen:

We refer to that certain Loan and Security Agreement, dated as of January 9, 2004 (as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") by and among Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), as Agent ("Agent"), the other Lenders from time to time party thereto ("Lenders"), and Universal Automotive, Inc. ("Universal"), Universal Automotive of Virginia, Inc. ("Virginia"), Universal Brake Parts, Inc. ("Brake Parts") and The Automotive Commodity Connection, Inc. ("Connection", and together with Universal, Virginia and Brake Parts, each individually a "Borrower" and collectively, "Borrowers"). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.


As set forth in Agent's letter previously delivered to Borrowers dated April 7, 2005 (collectively, the "Reservation of Rights Letter"), Events of Default have occurred and are continuing under the Loan Agreement, as more particularly described therein (the "Existing Defaults"). As a result of the occurrence and continuance of the Existing Defaults, Agent and Lenders have the presently exercisable right under the Loan Agreement to exercise any and all of their rights and remedies with respect to the Existing Defaults, including, without limitation, the right to cease making any further Loans or providing any other financial accommodations to Borrowers.


Notwithstanding the occurrence and continuance of the Existing Defaults, each Borrower has requested that Agent and Lenders (a) forbear for a limited period of time from exercising their rights and remedies with respect to the Existing Defaults, in order to afford Borrowers a limited period of time within which to consummate an Approved Sale (as defined in Section 5(a)(i) below) and (b) continue to make additional Loans to the Borrowers during such limited forbearance period, and Agent and Lenders are willing to agree to the foregoing, on and subject to the terms and conditions set forth in this letter agreement (this "Agreement").


In consideration of the premises and the respective agreements, covenants and warranties contained herein, the parties hereto hereby agree, covenant and warrant as follows:


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         1. Acknowledgment of Existing Defaults. Each Borrower hereby acknowledges, confirms and agrees that (a) the Existing Defaults have occurred and are continuing, (b) Agent and Lenders have the presently exercisable right to exercise all such rights and remedies against Borrowers and/or the Collateral as are available to Agent and Lenders under the Loan Agreement and the other Financing Agreements and under applicable law, all without notice to or consent by Borrowers, except as expressly provided for under the Loan Agreement or required by applicable law, and (c) such rights and remedies include, without limitation, the right, exercisable at any time and from time to time, to cease making any additional Loans or providing any further credit accommodations to Borrowers.

         2. Acknowledgment of Obligations, Security Interests and Financing Agreements.

            (a) Acknowledgment of Obligations. Each Borrower hereby acknowledges, confirms and agrees that Borrowers are unconditionally indebted to Agent and Lenders as of the close of business on April 11, 2005, in respect of the Loans and all other Obligations in the principal amount of $14,857,236.73, together with interest accrued and accruing thereon, and all fees, costs, expenses and other sums and charges now or hereafter payable by Borrowers to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements, all of which are unconditionally owing by Borrowers to Agent and Lenders pursuant to the Financing Agreements, in each case without offset, defense or counterclaim of any kind, nature or description whatsoever.

            (b) Acknowledgment of Security Interests. Each Borrower hereby acknowledges, confirms and agrees that Agent, for itself and for the benefit of Lenders, has, and shall continue to have, valid, enforceable and perfected security interests in and liens upon the Collateral heretofore granted to Agent and Lenders pursuant to the Financing Agreements or otherwise granted to or held by Agent and Lenders.

            (c) Binding Effect of Financing Agreements. Each Borrower hereby acknowledges, confirms and agrees that: (i) each of the Financing Agreements to which any Borrower is a party has been duly executed and delivered to Agent and Lenders by such Borrower, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of each Borrower contained in such Financing Agreements to which it is a party constitute the legal, valid and binding Obligations of such Borrower, enforceable against it in accordance with their respective terms, and Borrowers have no valid defense to the enforcement of such Obligations, and (iii) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Financing Agreements and pursuant to applicable law, but subject to the terms and conditions of this Agreement.

         3. No Waivers; Reservation of Rights. Agent and Lenders have not waived, are not by this Agreement waiving, and have no intention of waiving, the Existing Defaults or any other Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise) or any provision of the Reservation of Rights Letter.



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         4. Limited Forbearance Period; Forbearance Period Loans; Forbearance
Termination.

            (a) At Borrowers' request and in reliance upon Borrowers' representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions of this Agreement, Agent and Lenders hereby agree to forbear during the Forbearance Period (as defined below) from exercising any of Agent's and Lenders' rights and remedies with respect to the Existing Defaults, whether arising under the Loan Agreement, the other Financing Agreements or applicable law. For the purposes of this Agreement, the "Forbearance Period" means the period commencing on the effective date of this Agreement and terminating on the earlier to occur of (i) May 31, 2005, and (ii) the date on which any one or more of the following events has occurred and is continuing (hereinafter referred to as an "Additional Event of Default"): (A) Borrower's failure to perform or observe any of the terms and conditions of this Agreement, or (B) the commencement of any enforcement actions against the Borrowers by Laurus Master Fund, Ltd., or (C) if (1) calculated on an aggregate cumulative week to date basis, the actual weekly operating cash receipts for any weekly period are fifteen (15%) percent less than projected weekly operating cash receipts for any week set forth on the Weekly Budget (as defined in Section 7(b) below) or (2) calculated on an aggregate cumulative week to date basis, the actual weekly operating cash disbursements for any weekly period are one hundred and ten (110%) percent more than projected weekly operating cash disbursements for any week set forth on the Weekly Budget, or (D) the occurrence of any Event of Default under the Loan Agreement that is not an Existing Default.

            (b) During the Forbearance Period, notwithstanding the existence of the Existing Defaults, at Borrowers' request and as an accommodation to Borrowers, Agent and Lenders agree to continue making Loans to Borrowers, except that, notwithstanding anything to the contrary contained in the Loan Agreement, the aggregate amount of Revolving Loans and Letter of Credit Accommodations outstanding shall not exceed, at any given time, $15,500,000 in the aggregate.

            (c) From and after termination or expiration of the Forbearance Period (the "Forbearance Termination Date"), the agreement of Agent and Lenders to forbear shall automatically and without further notice or action terminate and be of no further force and effect, and Agent and Lenders shall have the immediate and unconditional right, in their discretion, to exercise any or all of their rights and remedies under the Loan Agreement, the other Financing Agreements and applicable law with respect to the Existing Defaults, any other Event of Default which may be continuing on the date hereof or any Additional Default or any Event of Default which may occur after the date hereof, including, without limitation, the election by Agent and Lenders to cease making, in their sole discretion, any further Loans and/or to enforce their security interests in and liens upon the Collateral or any portion thereof. Agent and Lenders have not waived any of such rights or remedies, and nothing in this Agreement, nor the making of any Loans from and after the date hereof or after the Forbearance Termination Date, nor any delay on the part of Agent and Lenders after the Forbearance Termination Date in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

            (d) Notwithstanding anything to the contrary contained in this Agreement, (i) this Agreement does not constitute the agreement or commitment by Agent and Lenders to make


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any additional Loans or provide any other credit accommodations to Borrowers from and after the Forbearance Termination Date, and all Loans made or other credit accommodations provided by Agent and Lenders from and after the Forbearance Termination Date shall be made in the sole and exclusive discretion of Agent and Lenders, and (ii) nothing contained in this Agreement shall limit, impair or affect the rights of Agent and Lenders under the Loan Agreement with respect to the making of Loans (including, without limitation, the right to establish and withhold Reserves in accordance with the Loan Agreement).

         5. Additional Covenants. In order to induce Agent and Lenders to enter into this Agreement, make Loans and other financial accommodations to Borrowers during the Forbearance Period subject to the terms and conditions set forth in this Agreement, and forbear during the Forbearance Period from exercising the rights and remedies of Agent and Lenders with respect to the Existing Defaults, Borrowers covenant and agree as follows:

            (a) In addition to all other terms, conditions and provisions set forth herein and in the other Loan Documents, Borrowers shall deliver or cause to be delivered to Agent the following items, each to be authorized, executed and delivered by the parties thereto, in form and substance satisfactory to Agent, as soon as possible, but in any event, by no later than the date referred to below with respect to each such item:

                (i) on or before May 6, 2005, an executed letter of intent from at least one (1) person which provides for (A) the purchase of the equity interests of Borrowers by such person or by one or more parties designated by such person, or (B) the merger of Borrowers and a third party designated by such person, or (C) the purchase of all or substantially all of the assets of Borrowers (such proposed transaction hereinafter referred to as an "Approved Sale"), or if the prospective purchaser is a public company and is unwilling to execute a letter of intent, a letter from the Borrowers providing information and evidence satisfactory to Agent that the Borrowers are proceeding toward the consummation of an Approved Sale, including the commencement of due diligence by such purchaser and the negotiation of definitive purchase and sale or merger agreements, as the case may be. Such letter shall be in form and substance reasonably acceptable to Agent and Lenders and shall provide that, among other things, such Approved Sale will generate cash consideration (net of all fees, expenses and adjustments) sufficient for the Borrowers to repay, in full, in immediately available funds, the then outstanding Obligations of Borrowers to Agent and Lenders. If applicable, the letter of intent shall incorporate provisions that are customary in similar letters of intent or as otherwise may be required in the context of the contemplated transactions and based on the nature of the Approved Sale;

                (ii) on or before May 25, 2005 (the "Repurchase Date"), repay or cause to be repaid, in connection with the consummation of the Approved Sale, the then outstanding Obligations of Borrowers to Agent and Lenders under the Financing Agreements;

                (iii) On or before the third (3rd) Business Day of each week, Borrowers shall deliver to Agent a report of Borrower's actual results of operations for the immediately preceding week compared to Borrower's projected results for such week, as set forth in Weekly Budget (as defined in Section 7(b) below).



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            (b) Borrowers shall at all times continue to engage The Parkland
Group as their financial consultant or such other consultant reasonably acceptable to Agent (the "Financial Consultant") to assist Borrowers with respect to the consummation of the Approved Sale.

         6. Representations and Warranties. In addition to the continuing representations and warranties heretofore made by Borrowers to Agent and Lenders pursuant to the Loan Agreement and the other Financing Agreements and made hereinabove, Borrowers hereby represent and warrant with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of this Agreement and shall be incorporated into and made a part of the Financing Agreements ):

            (a) Other than the Existing Defaults, no Event of Default exists on the date of this Agreement; and

            (b) This Agreement has been duly executed and delivered by Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers contained herein constitute their legal, valid and binding obligations enforceable against Borrowers in accordance with their respective terms.

         7. Conditions Precedent. This Agreement shall not become effective unless all of the following conditions precedent have been satisfied in full, as determined by Agent:

            (a) The receipt by Agent of an original (or faxed copy) of this Agreement, duly authorized, executed and delivered by Borrowers;

            (b) The receipt by Agent of a budget for the period commencing April 11, 2005 through and including May 6, 2005 (the "Weekly Budget") setting forth the projected cash receipts and expenditures of Borrowers on a weekly basis for the periods covered thereby, and

            (c) as of the date of this Agreement, other than the Existing Defaults, no Default or Event of Default shall have occurred and be continuing.

         8. Release of Agent and Lenders; Covenant Not to Sue.

            (a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower on behalf of itself, its successors, assigns, and legal representatives (collectively, "Releasor"), hereby absolutely, unconditionally and irrevocably releases and forever discharges Agent and Lenders, their respective successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, directors, officers, attorneys, employees, agents and other representatives (Agent and Lenders and all such other parties being hereinafter referred to collectively as the " Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every kind and nature, known or unknown, suspected or unsuspected, both at law and in equity (individually, a "Claim" and collectively, "Claims"), which such Releasor may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon,



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or by reason of any nature, cause or thing whatsoever which arises from the beginning of the world to the day of execution of this Agreement, for or on account of, or in relation to, or in any way in connection with the Loan Agreement or any of the other Financing Agreements, as amended and supplemented through the date hereof.

            (b) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provision of such release.

            (c) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the release set forth above.

            (d) Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Releasors pursuant to paragraph 8(a) above. If any Releasor violates the foregoing covenant, such Releasor agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

         9. Reviewed by Attorneys. Each Borrower represents and warrants that it
(a) understands fully the terms of this Agreement and the consequences of the execution and delivery hereof, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss the same with, such attorneys and other persons as Borrowers may wish, and (c) has entered into this Agreement of its own free will and accord and without threat, duress or other coercion of any kind by any person. Each Borrower acknowledges and agrees that this Agreement shall not be construed more favorably in favor of either Borrowers or Agent and Lenders based upon which party drafted the same, it being acknowledged that Agent, Lenders and Borrowers contributed substantially to the negotiation and preparation of this Agreement.

         10. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms of this Agreement and the Loan Agreement or any of the other Financing Agreements, the terms of this Agreement shall control. The Loan Agreement and this Agreement shall be read and construed as one agreement.

         11. Further Assurances. At Agent's request, Borrowers shall execute and deliver such additional documents and take such additional actions as Agent reasonably requests to effectuate the provisions and purposes of this Agreement and to protect and/or maintain perfection of Agent's security interests in and liens upon the Collateral.



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         12. Governing Law; Waiver of Jury Trial. The validity, interpretation and enforcement of this Agreement in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law). Each of the parties hereto hereby waives all right to trial by jury and any litigation relating to transactions under this Agreement, whether sounding in contract, tort or otherwise.

         13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         14. Counterparts. This Agreement may be executed in any number of counterparts, but all of such counterparts when executed shall together constitute one and the same Agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]



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                                Very truly yours,

                                WACHOVIA CAPITAL FINANCE CORPORATION
                                (CENTRAL), AS AGENT AND AS LENDER

                                By:
                                    --------------------------

                                Title:
                                      ------------------------



AGREED TO:

UNIVERSAL AUTOMOTIVE, INC.
UNIVERSAL AUTOMOTIVE OF VIRGINIA, INC.
UNIVERSAL BRAKE PARTS, INC.
THE AUTOMOTIVE COMMODITY CONNECTION, INC.

By:
   ---------------------------------------

Title:                             of each
   ---------------------------------------


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